SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 1, 2015
(Date of earliest event reported)

PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)

(515) 247-5111
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

Larry D. Zimpleman, chairman of Principal Financial Group, Inc. and its subsidiary Principal Life Insurance Company, plans to retire as an employee from the companies on January 4, 2016. Mr. Zimpleman will continue to serve as a director of Principal Financial Group, Inc. and Principal Life Insurance Company after his retirement. The press release announcing Mr. Zimpleman’s retirement is included herewith as Exhibit 99.

Item 9.01	Financial Statements and Exhibits

99 Zimpleman Retirement Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:    /s/ Karen E. Shaff
Name:    Karen E. Shaff
Title:     Executive Vice President, General Counsel and Secretary

Date:    December 4, 2015